SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20546

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 22, 2003

LIBERTY PROPERTY TRUST
LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact Names of Registrants as Specified in Their Respective Charters)

MARYLAND	1-13130	23-7768996
PENNSYLVANIA	1-13132	23-2766549

(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

65 Valley Stream Parkway, Suite 100
Malvern, Pennsylvania		19355

(Address of Principal Executive Offices)		(Zip Code)

Registrants’ telephone number, including area code:		(610)648-1700

Item 7. Financial Statements and Other Exhibits

(a)	Financial Statements of Businesses Acquired

None

(b)	Proforma Financial Information

None

(c)	Exhibits

Exhibit
Number	Exhibit Title

99	Press Release by the Registrants, dated July 21, 2003, furnished in accordance with Item 9 and 12 of this Current Report on Form 8-K.

Item 9. Regulation FD Disclosure

     On July 21, 2003, the Registrants issued a press release announcing the Registrants’ financial results for the quarter ended June 30, 2003. The Registrants are attaching the press release as Exhibit 99 to this Current Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

Dated:	July 22, 2003	BY:	/s/ GEORGE J. ALBURGER, JR.

George J. Alburger, Jr.
Chief Financial Officer

LIBERTY PROPERTY LIMITED PARTNERSHIP

Dated:	July 22, 2003	BY:	/s/ GEORGE J. ALBURGER, JR.

George J. Alburger, Jr.
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99	Press Release by the Registrants, dated July 21, 2003 furnished in accordance with Item 9 and 12 of this Current Report on Form 8-K.